Exhibit 10.38
                                                                   -------------



                      METROMEDIA INTERNATIONAL GROUP, INC.
                            1996 INCENTIVE STOCK PLAN
                        ---------------------------------

     1.   Purpose.  The purposes of the Metromedia International Group, Inc.
          -------

1996 Incentive Stock Plan are, in general, to give the Company a significant advantage in retaining employees, officers and directors, and to provide an incentive to selected key employees, officers and directors of the Company and its subsidiaries, within the meaning of Code Section 424(f), who have substantial responsibility in the direction of the Company and its subsidiaries,

and others whom the Committee determines provide substantial and important services to the Company, to acquire a proprietary interest in the Company, to continue as employees, officers and directors or in their other capacities, and to increase their efforts on behalf of the Company.

     2.   Definitions.  Unless the context clearly indicates to the contrary,
          -----------

the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

          "Act" shall mean the Securities Act of 1933, as amended.

          "Award" means any stock option or stock appreciation right.

          "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a SAR, as hereinafter defined in Section 7.

          "Board" means the Board of Directors of the Company.






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
          "Change in Control" shall be deemed to have occurred as of the first day any one or more of the following have been satisfied:

                         any event whereby a Person (other than (i) the

                         Company  or an affiliate, as defined in the Exchange

                         Act, (ii) any employee benefit plan or trust sponsored

                         or maintained by the Company or an affiliate, as

                         defined in the Exchange Act, or (iii) either John W.

                         Kluge or Stuart Subotnick) (x) acquires 35% or more of

                         the Company's outstanding voting securities, or (y)

                         acquires securities of the Company bearing a majority

                         of voting power with respect to election of directors

                         of the Company, or (z) acquires all or substantially

                         all of the Company's assets, whether by sale, lease,

                         exchange or other transfer (in one transaction or in a

                         series of related transactions).  a change in the

                         composition of the Board such that at any time a

                         majority of the Board shall not have been

                         members of the Board for twenty-four (24) months;

                         provided, however, that directors who were appointed or



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
                         nominated for election by at least two-thirds of the

                         directors who were directors at the beginning of such

                         twenty-four (24) month period (or deemed to be such

                         directors under this subparagraph (b)) shall be deemed

                         to be directors at the beginning of such twenty-four

                         (24) month period for the purposes of this

                         subparagraph;  the stockholders of the Company

                         approve any plan or  proposal for the liquidation or

                         dissolution of the Company;  any consolidation or

                         merger of the Company, other than a merger or

                         consolidation of the Company in which the

                         voting securities of the Company outstanding

                         immediately prior thereto continue to represent (either

                         by remaining outstanding or by being converted into

                         voting securities of the surviving entity) at least 50%

                         of the combined voting power of the voting securities

                         of the Company or such surviving entity outstanding

                         immediately after such merger or consolidation.

                         "Person" shall have the same meaning as ascribed to

                         such term in Section 3(a)(9) of the Exchange Act and

                         used in Section 13(d) thereof;


          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" means the Committee described in Section 12 of the Plan.








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


          "Common Stock" means $.01 par value common stock of the Company.

          "Company" shall mean the Metromedia International Group, Inc. or any successor company thereto.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          "Fair Market Value" shall mean the closing price of publicly traded

Common Stock on the national securities exchange on which the Common Stock is listed (if the Common Stock is so listed) or on the NASDAQ National Market

System (if the Common Stock is regularly quoted on the NASDAQ National Market

System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the

Code.

          "Grantee" shall mean any key employee, officer and director of the

Company and its subsidiaries, within the meaning of Code Section 424(f), as determined by the Committee, who have substantial responsibility in the direction of the Company and its subsidiaries, and anyone else whom the

Committee determines provides substantial and important services to the Company who is granted an Award under the Plan.

          "Incentive Stock Option" or "ISO" shall mean any stock option as defined in Code Section 422.

          "Non-Qualified Stock Option" or "NQSO" shall mean an option other than an Incentive Stock Option.

          "Option" shall mean ISOs and NQSOs, collectively.

          "Plan" shall mean the Metromedia International Group, Inc. 1996

Incentive Stock Plan.

          "Reporting Person" shall mean any person subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to equity securities of the Company.

          "Rule 16b-3" means Rule 16b-3 of the Exchange Act, or any successor thereto, that excepts transactions under employee benefit plans, as in effect from time to time.

          "Spread" shall mean the amount by which the Fair Market Value per share of Common Stock on the date when the SAR is exercised exceeds the option price for the related Option.

          "Stock Appreciation Right" or "SAR" shall mean the right of the holder thereof to receive, pursuant to the terms of the SAR, either cash or stock, at the discretion of the Company, based on the increase in the value of the number of shares specified in the SAR.

     3.   Types of Awards.  The Plan provides for incentive stock options, non-
          ---------------

qualified stock options, and stock appreciations rights.  Except as provided herein, a particular form of Award may be granted either alone or in addition to other grants
hereunder.  The provisions of the particular forms of grants need not be the same with respect to each recipient.

          ISOs may be awarded to employees of the Company and its subsidiaries,

within the meaning of Code Section 424(f), including employees who are officers and directors, but shall not be issued to directors or others who are not employees.

          NQSOs may be awarded to employees and directors, including directors who are not employees of the Company and its subsidiaries, within the meaning of

Code Section 424(f), and anyone whom the Committee administering the Plan pursuant to Section 12 determines provides substantial and important services to the Company.  To the extent that any Option is not designated as an ISO, or if so designated it does not qualify as an ISO, it shall be treated as a NQSO.

          SARs in tandem with Options may be awarded to employees and directors,

including directors who are not employees of the Company and its subsidiaries and anyone whom the Committee administering the Plan pursuant to Section 12 determines provides substantial and important services to the Company.

     4.   Term of Plan.
          ------------

          (a)  Effective Date.  This Plan shall become effective as of the date
               --------------

of adoption thereof by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no earlier than twelve

(12) months prior to, and no later than twelve (12) months after, the date of adoption of the Plan by the Board.







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
          (b)  Termination Date.  This Plan shall terminate on the earliest of:
               ----------------

               (i)  The tenth anniversary of the effective date as determined under this Section 4;

               (ii) The date when all shares of the Common Stock reserved for issuance under the Plan, shall have been acquired through

                    exercise of any Awards granted under the Plan; or

               (iii)     Such earlier date as the Board may determine.

Any Award outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

     5.   The Stock.  Subject to adjustment as provided in Section 10, the
          ---------

aggregate number of shares of Common Stock which may be issued under the Plan shall be 4,000,000 shares; provided, however, that the maximum number of shares of Common Stock available with respect to the Awards granted by the Committee to any one Grantee under the Plan, in the aggregate, shall not exceed 250,000.

Such number of shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of shares of Common Stock held in or acquired for the treasury of the Company.  All or any shares of Common Stock subjected under this Plan to an Award which, for any reason, terminates unexercised as to such shares, may again be subjected to an Award under the Plan.  In addition to the foregoing, shares surrendered to the Company by, or on behalf of a non-Reporting Person in payment of the exercise price or applicable








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
taxes upon exercise or settlement of an Award may also be used thereafter for additional awards to non-Reporting Persons.

     6.   Stock Options.
          -------------

          (a)  Grants.  Options may be granted by the Committee at any time and
               ------

from time to time prior to the termination of the Plan.  Each Option granted under the Plan shall be evidenced by an agreement in a form approved by the

Committee.  The terms and conditions of such Option agreement need not be identical with respect to each Grantee, but each Option agreement will evidence on its face whether it is an ISO, a NQSO, or both.  For purposes of this

Section, an Option shall be deemed granted on the date the Committee selects an individual to be a Grantee, determines the number of shares to be issued pursuant to such Option and specifies the terms and conditions of the Option.

Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions set forth in this Section 6.

          Notwithstanding the foregoing, Independent Directors who serve on the

Board on the date the Plan is adopted shall be entitled to receive Options under the Plan with respect to 50,000 shares of Common Stock of the Company, each having an exercise price equal to the Fair Market Value of a share of Common

Stock of the Company on the date of grant.  Any other Independent Director who first serves on the Board subsequent to the date the Plan is adopted shall be entitled to receive Options under the Plan with respect to 50,000 shares of

Common Stock of the Company, each having an exercise price equal to the Fair

Market Value of a share of Common Stock of the Company on the date of grant.

For






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
purposes hereof, "Independent Directors" shall mean any member of the Board who during his entire term as a director was not employed by the Company and its subsidiaries, within the meaning of Code Section 424(f).

          (b)  Price and Exercise.  The purchase price of the shares of Common
               ------------------

Stock upon exercise of an ISO or a SAR granted in tandem with an ISO shall be no less than the Fair Market Value of the shares of Common Stock at the time of grant of an ISO; provided, however, if an ISO is granted to a person owning either directly (or through application of the attribution rules under Code

Section 318) shares of Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of shares of Common Stock of the

Company as defined in Code Section 422 ("10% Stockholder"), the purchase price shall be equal to 110% of the Fair Market Value of the shares of Common Stock.

The purchase price of the shares of Common Stock upon exercise of a NQSO may be any price set by the Committee.

          The purchase price shall be paid in United States dollars in cash or by certified or cashier's check payable to the order of the Company at the time of purchase.  At the discretion of the Committee, the purchase price may be paid with: (i) shares of Common Stock already owned by, and in the possession of, the

Grantee; or (ii) any combination of United States dollars or shares of Common

Stock of the Company.  Any required withholding tax shall be paid by the Grantee in full in accordance with the provisions of Section 13.  Shares of Common Stock of the Company used to satisfy the purchase price of an Option shall be valued at their Fair Market Value. The purchase price shall be subject to adjustment, but only as provided in Section 10 hereof.

          Any vested Option may be exercised in full at one time by giving written notice to the Company exercising the Option, which notice shall be signed and dated by the Grantee and shall state the number of shares of Common

Stock with respect to which the Option is being exercised.  The notice of the exercise of any Option shall be accompanied by payment in full of the Option price.  If required by the Company, such notice of exercise of an Option shall be accompanied by the Grantee's written representation in accordance with

Section 22.    Upon such demand, delivery of such representation prior to the delivery of any stock issued upon exercise of an Option shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.

          (c)  Vesting.  Options shall vest in accordance with the schedule
               -------

established for each Grantee; provided, however, that all Options awarded to a

Grantee shall vest immediately upon said Grantee's death or retirement as defined herein or upon any Change in Control as defined herein.

          (d)  Additional Restrictions on Exercise of an ISO.  The aggregate
               ---------------------------------------------

Fair Market Value of Common Stock (determined at the time an ISO is granted) for which an ISO is exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) shall not exceed $100,000.  To the extent that the aggregate Fair Market Value of Common

Stock (determined at the time an ISO is granted) with respect to Options designated as ISOs exercisable for the first time by a Grantee during








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
any calendar year (under all plans of the Company and its subsidiaries or parent) exceeds $100,000, such Options shall be treated as NQSOs.  The foregoing shall be applied by taking Options into account in the order in which they were granted.

          (e)  Duration of Options.  Options may be granted for terms of up to
               -------------------

but not exceeding ten (10) years from the effective date the particular Option is granted; provided, however, that an ISO granted to a 10% Stockholder may be granted for a term not exceeding five (5) years from the effective date the particular ISO is granted.

          If the stockholders of the Company have not approved the adoption of the Plan prior to the end of one (1) year from the date the Plan is approved by the Board, any Option granted under the Plan prior to such date shall be null and void and the Company shall rescind the issuance of any shares of Common

Stock issued upon the exercise of such Options by a Grantee prior to such date.

In the event of such rescission, the Company shall refund the price paid per share of Common Stock by the Grantee upon exercise of the Options upon receipt of the certificate representing such shares.

          (f)  Modification, Extension and Renewal of Options.  Subject to the
               ----------------------------------------------

terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor

(up to the extent not theretofore exercised).  In addition to the limitations set forth in Section 16, the Committee shall not, however, with respect to ISOs,

modify any outstanding Award so as to specify a lower Award price or accept the







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
surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor specifying a lower price.  Notwithstanding the foregoing or anything herein, no modification of an Award shall, without the consent of the Grantee, alter or impair any rights or obligations under any Award theretofore granted under the Plan nor shall any modification be made which shall adversely affect the status of an ISO under Code Section 422; provided,

however, that any such provision shall remain in effect with respect to other

Awards, and there shall be no further effect on the Plan.

          (g)  Other Terms and Conditions.  Awards may contain such other
               --------------------------

provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

     7.   Stock Appreciation Rights.
          -------------------------

          (a)   The Committee may grant SARs in tandem with Options.  If a SAR is granted in tandem with an Option, the SAR may be exercised whenever the related Option may be exercised.  A tandem SAR must also meet the following requirements:

                    (A)  the SAR must expire no later than the expiration of the underlying Option;

                    (B)  the SAR may be for no more than 100% of the difference between the exercise price of the Option and the market

                    price of the stock subject to the Option at the time the SAR is exercised;







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
                    (C)  the SAR may only be transferred when the underlying

                    Option is transferable and subject to the same conditions;

                    (D)  the SAR may only be exercised when the underlying

                    Option may be exercised;

                    (E)  the SAR may only be exercised when the market price of the stock exceeds the exercise price of the Option.

          (b)  A SAR shall be a right of a Grantee to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100%) of the Spread at the time of the exercise of the SAR.

          (c)  To the extent the tandem SAR is exercised, a corresponding number of shares of Common Stock subject to the related Option will be canceled.  To the extent the related Option is exercised, a corresponding number of tandem

SARs will be canceled.

          (d)  The form of settlement of a SAR shall be in cash or stock, or any combination thereof, at the Company's discretion.

          (e)  If the stockholders of the Company have not approved the adoption of the Plan prior to the end of one (1) year from the date the Plan is approved by the Board, any SAR granted under the Plan prior to such date shall be null and void.

          (f)  Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding SARs granted under the Plan, or authorize the granting of new SARs in substitution therefor.








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
          (g)  Any grant of a SAR may specify (i) a waiting period or periods before SARs shall become exercisable and (ii) the permissible dates or periods on or during which SARs shall be exercisable.

     8.   Termination of Employment.
          -------------------------

          Upon the termination of a Grantee's employment with the Company, his or her right to exercise an Award then held by such Grantee or Grantee's estate shall be only as follows:

               (i)    Retirement.  If the Grantee's employment is
                      ----------

     terminated because he or she has attained the age which the Company may from time to time establish as the retirement age for any class of its employees, or in accordance with the age specified in an employment agreement with a Grantee, he or she may within three (3)

     months following such termination, exercise the Award to the extent such Award is otherwise exercisable.  However, in the event of his or her death prior to the end of the three (3) month period after the aforesaid termination of his or her employment, his or her estate shall have the right to exercise the Award within one (1) year (but in no event after the scheduled expiration of the term of the Award)

     following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

               (ii)    Death.  If the Grantee's employment with the Company
                       -----

     is terminated by death, his or her estate shall have the right to exercise the





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
     Award within one (1) year (but in no event after the scheduled expiration of the term of the Award) following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

               (iii)    Disability.  If the Grantee's employment with the
                        ----------

     Company is terminated by disability, as defined in Code Section

     22(e)(3), he or she shall have the right for a period of one (1) year

     (but in no event after the scheduled expiration of the term of the

     Award) following the date of such termination of employment to exercise any Award, to the extent such Award is exercisable.

               (iv)    Other Reasons.  If the Grantee's employment with the
                       -------------

     Company is terminated for any reason other than those provided above under "Retirement", "Death" or "Disability", the Grantee or Grantee's

     estate in the event of his or her death shall have the right for a period of ninety (90) days (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award, to the extent such

     Award is exercisable.  All other Awards may be exercised within such other period of time as determined by the Committee in its sole discretion.

          For purposes of this Section 8, "termination of employment" shall mean the termination of a Grantee's employment with the Company or a subsidiary or a parent within the meaning of Code Section 424, provided, however, that solely for purposes of this





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
Section, "30%" shall be substituted for "50%" in Code Section 424(f).  A Grantee employed by a subsidiary shall also be deemed to have a termination of employment if the subsidiary ceases to be a subsidiary of the Company, and the

Grantee does not immediately thereafter become an employee of the Company or of a subsidiary or of a parent.  A Grantee who is a member of the Board but who is also not an employee of the Company shall be considered to have terminated his or her employment at such time as he or she is no longer a member of the Board.

Any other Grantee who is not otherwise an employee of the Company shall be considered to have terminated employment when substantial services, as determined by the Committee, are no longer provided to the Company by the

Grantee.

          Also for purposes of this Section 8, a Grantee's "estate" shall mean his or her legal representatives upon his or her death or any person who acquires the right to exercise an Award by reason of the Grantee's death.  The

Committee may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the Grantee's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an

Option.

          If a Grantee's employment with the Company is terminated after a

Change in Control, the provisions of Section 9 shall supersede the provisions of this Section 8.

     9.   Change in Control.  In the event of a Change in Control:
          -----------------

          (a)  Each Grantee with an outstanding Option (i) shall have the right at any time thereafter to exercise the Option in full notwithstanding any waiting period, installment
period or other limitation or restriction in any Option certificate or in the

Plan, and (ii) shall have the right, exercisable by written notice to the

Company within sixty (60) days after the Change in Control, to receive, in exchange for the surrender of the Option or any portion thereof to the extent the Option is then exercisable in accordance with clause (i), an amount of cash equal to the difference between the Fair Market Value on the date of exercise of the Common Stock covered by the Option or portion thereof which is so surrendered and the purchase price of such Common Stock under the Option,

provided that the right described in this clause (ii) shall be exercisable only if a positive amount would be payable to the Grantee pursuant to the formula specified in this clause (ii).

          (b)  Each Grantee with an outstanding SAR shall have the right to the

Spread as soon as practicable, without regard to any limitations or restrictions thereon.

     10.  Adjustment of the Changes in the Stock.
          --------------------------------------

          (a)  In the event the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation

(whether by reason of merger, consolidation, recapitalization, reclassification,

split, reverse split, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Common

Stock theretofore appropriated or thereafter subject or which may become subject to an Award under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such
share of Common Stock shall be exchanged, or to which each such share shall be entitled, as the case may be.  Moreover, in accordance with Section 9, the

Committee may on or after the date of grant provide in the agreement evidencing any Award that the holder of the Award may elect to receive an equivalent Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent

Award.  Outstanding Awards shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events.  In the event there shall be any other change in the number or kind of the outstanding shares of the Common Stock, or of any stock or other securities into which such shares of Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.

          (b)  The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Plan.  Fractional shares resulting from any adjustment in Awards pursuant to this Section 10 may be settled in cash or otherwise as the Committee shall determine.

          (c)  Notice of any adjustment shall be given by the Company to each holder of an Award which shall have been so adjusted and such adjustment

(whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

          (d)  If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Committee may elect to assume under the Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition.  Such assumptions shall be on such terms and conditions as the

Committee may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan.  Unless otherwise determined by the Committee, such awards shall not be taken into account for purposes of the limitations contained in Section 5 of the Plan.

     11.  Transferability of Awards.  An Award shall be transferable only by
          -------------------------

will or the laws of descent and distribution and shall be exercisable during the

Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the

Grantee under state law and court supervision.  An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

     12.  Administration.
          --------------

          (a)  The Plan shall be administered by the Committee appointed by the

Board which shall be composed of not less than two (2) members of the Board,

each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Proposed Treasury Regulation

Section 1.162-27(e)(3) or such other regulations as may be issued in proposed,

temporary or final form under Code Section 162(m).

          (b)  The Committee shall act by a majority of its members at the time in office and eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or in writing without a meeting.

          (c)  Subject to the provisions of the Plan, the Committee shall from time to time and at its discretion take the following actions:

               (i) grant Awards;

               (ii) determine which employees, officers, directors and other individuals performing substantial and important services may be granted Awards under the Plan;

               (iii) determine whether any Option shall be an ISO or NQSO;

               (iv) determine the number of shares subject to each Award;

               (v) determine the term of each Award granted under the Plan;

               (vi) determine the date or dates on which the Award granted shall be exercisable;

               (vii) determine the exercise price of any Award granted;

               (viii) determine the Fair Market Value of the Common Stock subject to the Awards granted;

               (ix) determine the terms of any agreement pursuant to which

          Awards are granted;

               (x) amend any such agreement with the consent of the Grantee;

               (xi) establish performance-based goals within the meaning of Code

          Section 162(m);

               (xii) establish such procedures as it deems appropriate for a recipient of an Award hereunder to designate a beneficiary to whom any benefits payable in the event of his or her death are to be made; and

               (xiii) determine any other matters specifically delegated to it under the Plan or necessary for the proper administration of the Plan.

          The Committee shall also have the final authority and discretion to interpret and construe the terms of the Plan and of any Award granted and such interpretation and construction by the Committee shall be final, binding and conclusive upon all persons including, without limitation, the Company,

stockholders of the Company or any subsidiary, the Plan, and all persons claiming an interest in the Plan.  Notwithstanding anything contained in this

Section to the contrary, no term of the Plan relating to ISOs shall be interpreted, nor shall any discretion or authority of the Committee be exercised, so as to disqualify the Plan under Code Section 422 or, without the consent of the Grantee, to disqualify any ISO under Code Section 422 or in a manner inconsistent with Rule 16b-3.

          (d)  No member of the Committee or director shall be liable for any action, interpretation or construction made in good faith with respect to the

Plan or any Award granted hereunder.

     13.  Tax Withholding.  The Company shall have the right to deduct from any
          ---------------

cash payment made under the Plan any federal, state or local income or other taxes required by
law to be withheld with respect to such payment.  It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an Award, that the Grantee of such Award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes.  Any grant issued under the Plan may provide by the grant that the Grantee of such Award may elect, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares.  The Grantee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such Award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

     14.  Securities Law Requirements.
          ---------------------------

          (a)  No Award granted pursuant to this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to sell any shares of

Common Stock subject to any such Option or pay any shares of Common Stock in settlement of a SAR, if such exercise and sale would, in the opinion of counsel for the Company, violate the Act (or other federal or state statutes having similar requirements), as it may be in effect at that time.  In this regard, the

Committee may demand the representations described in Sections 6(b) and 22.

          (b)  Each Award shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such Award under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Award or the issue of shares thereunder, such Award may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

          (c)  No person who acquires shares of Common Stock under the Plan may,

during any period of time that such person is an affiliate of the Company within the meaning of the rules and regulations of the Securities and Exchange

Commission under the Act, sell such shares of Common Stock, unless such offer and sale is made (i) pursuant to an effective registration statement under the

Act, which is current and includes the shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the Act, such as that set forth in Rule 144 promulgated under the Act.

          (d)  With respect to any Reporting Person, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3.  To the extent any provision of the Plan or any action by an authority under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the appropriate authority.  Each Award to a Reporting Person under the Plan shall be deemed issued subject to the foregoing qualification.

     15.  Foreign Participants.    In order to facilitate the making of an Award
          --------------------

and to foster and promote achievement of the purposes of the Plan, the Committee may provide for such special terms for Awards to Grantees who are foreign nationals, or who are employed by the Company outside of the United States of

America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate the inconsistency without further approval by the shareholders of the Company.

     16.  Amendment or Termination of the Plan.
          ------------------------------------

          The Board may amend or terminate the Plan at any time, except that approval of the holders of a majority of the outstanding voting stock of the

Company is required for amendments which:

            (i)     decrease the minimum exercise price for ISOs or tandem SARs;

           (ii)     extend the term of the Plan beyond ten (10) years;

          (iii) extend the maximum terms of the Awards granted hereunder beyond (10) ten years;

           (iv) withdraw the administration of the Plan from the Committee appointed pursuant to Section 12;

            (v) change the class of eligible employees, officers, directors and other Grantees;

           (vi) increase the aggregate number of shares of Common Stock which may be issued pursuant to the provisions of the Plan;

          (vii) otherwise require stockholder approval to comply with Rule 16b-3 or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the Board.

          Notwithstanding the foregoing, the Board may, without the need for stockholders' approval, amend the Plan in any respect to qualify ISOs as incentive stock options under Code Section 422.

          Any Award that may be made pursuant to an amendment to the Plan that shall have been adopted without the approval of the stockholders of the Company shall be null and void as to persons subject to Section 16(a) of the Act if it is subsequently determined that such approval was required in order for the Plan to continue to satisfy the applicable conditions of Rule 16b-3.

          Furthermore, technical or clarifying amendments shall be made by the

Committee, not the Board.

     17.  No Obligation to Exercise Option or SAR.  The granting of an Award
          ---------------------------------------

shall impose no obligation upon the Grantee (or upon a transferee of a Grantee)

to exercise such Award.

     18.  No Limitation on Rights of the Company.  The grant of any Award shall
          --------------------------------------

not in any way affect the right or power of the Company to make adjustments,

reclassification, or changes in its capital or business structure or to merge,

consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     19.  Plan Not a Contract of Employment.  The Plan is not a contract of
          ---------------------------------

employment, and the terms of employment of any recipient of any Award hereunder shall not be affected in any way by the Plan or related instruments except as specifically provided therein.  The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any Award hereunder for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any recipient of any Award hereunder and to treat him or her without regard to the effect which such treatment might have upon him or her as the recipient of any Award hereunder.

     20.  Expenses of the Plan.  All of the expenses of the Plan shall be paid
          --------------------

by the Company.

     21.  Funding.  The Plan shall be unfunded and shall not create (or be
          -------

construed to create) a trust or a separate fund or funds.  The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person.  To the extent any
person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

     22.  Compliance with Applicable Law.  Notwithstanding anything herein to
          ------------------------------

the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Common Stock pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any exchange upon which shares of Common Stock are traded.  The Company shall in no event be obligated to register any securities pursuant to the Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

          The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws,

regulations and requirements, that the recipient of any Award hereunder make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable, including, without limitation, a written representation from a stockholder that the stock is being purchased for investment and not for distribution, acknowledging that such shares have not been registered under the Act, as amended and agreeing that such shares may not be sold or transferred unless there is an effective Registration Statement for them under the Act, or, in the opinion of counsel to the Company, that such sale or transfer is not in violation of the Act.

     23.  Effect Upon Other Compensation.  Nothing contained herein shall
          ------------------------------

prevent the Company or any subsidiary from adopting other or additional compensation arrangements for its employees or directors.  The effect under any other benefit plan of the Company of an inclusion in income by virtue of an

Award hereunder shall be determined under such other plan.

     24.  Grantee to Have No Rights as a Stockholder.  No Grantee of any Option
          ------------------------------------------

shall have any rights as a stockholder with respect to any shares subject to his or her Option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company.  No Grantee of any Option shall have the rights of a stockholder until he or she has paid in full the Option price.

     25.  Notice.  Notice to the Committee shall be deemed given if in writing
          ------

and mailed to Arnold L. Wadler, Esq., c/o Metromedia Company, One Meadowlands

Plaza, East Rutherford, New Jersey 07073-2137 by first class, certified mail.

Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

     26.  Governing Law.  Except to the extent preempted by federal law, this
          -------------

Plan and all Option agreements and SAR agreements entered into pursuant thereto shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, determined without regard to its conflict of law rules.